UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

____________________

FORM 8-K/A

Current Report

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2019

HECLA MINING COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-8491	77-0664171
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6500 North Mineral Drive, Suite 200

Coeur d'Alene, Idaho 83815-9408

(Address of principal executive offices) (Zip Code)

(208) 769-4100

Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HL	New York Stock Exchange
Preferred Stock	HL-PB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

           This Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K filed by Hecla Mining Company with the U.S. Securities and Exchange Commission on May 28, 2019 (the “Original Filing”), in order to disclose under Item 5.02 the Hecla Mining Company 2010 Stock Incentive Plan that was disclosed in the Original Filing under Items 5.07 and 9.01.

Item 5.02 – Departure of Directors or Certain Officers’ Election of Directors; Appointment of Certain Officers’ Compensatory Arrangements of Certain Officers

(e) On May 23, 2019, Hecla Mining Company (the “Company”) held its 2019 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders approved the Hecla Mining Company 2010 Stock incentive Plan (as amended, the “Amended Plan”) to, among other things, increase the number of shares of the Company’s common stock available for awards under the Plan to 20,000,000 shares. The Plan’s terms are substantially unchanged other than the increase in the shares available for awards and the expiration date of the Plan was extended from August 25, 2020 to May 23, 2030.

A description of the material terms and conditions of the Amended Plan appears on pages 81-86 of the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 9, 2019 (the “2019 Proxy Statement”). That description, a copy of which is filed as Exhibit 99.1 hereto and is incorporated into this Item 5.02(e) by reference, does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, which is included in the Original Filing and as Appendix A to the 2019 Proxy Statement.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following exhibits are filed herewith.

Exhibit Number	Description
99.1

Description of the Hecla Mining Company 2010 Stock Incentive Plan filed as pages 81-86 to Registrant’s Definitive Proxy Statement on Schedule 14A filed with the SEC on April 9, 2019 (File No. 1-8491) and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:      May 30, 2019

Hecla Mining Company

By:	/s/ David C. Sienko
David C. Sienko
Vice President & General Counsel